UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

HUDSON GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38704	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Avenue, Suite 102

Old Greenwich, CT 06870

(Address of principal executive offices)

Registrant’s telephone number, including area code: (475) 988-2068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HSON	The NASDAQ Stock Market LLC
Preferred Share Purchase Rights		The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On May 21, 2025, Hudson Global, Inc., a Delaware corporation (“Hudson”), HSON Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Hudson (“Merger Sub”), and Star Equity Holdings, Inc., a Delaware corporation (“Star”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Star, with Star continuing as the surviving corporation of the merger (the “Merger”), and a wholly owned subsidiary of Hudson. The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subject to the terms and conditions of the Merger Agreement, upon the closing of the Merger and the other transactions contemplated by the Merger Agreement (the “Closing”), (a) any shares of Star common stock held as treasury stock or held directly by Hudson or Merger Sub (or any of their respective subsidiaries) will be canceled, retired and cease to exist, and no consideration shall be delivered in exchange therefor, (b) each then-outstanding share of Star common stock will be converted into the right to receive 0.23 shares of Hudson common stock calculated in accordance with the terms of the Merger Agreement (the “Exchange Ratio”), (c) each then-outstanding share of Star Series A preferred stock will be converted into the right to receive one (1) share of Hudson Series A preferred stock (the “Hudson Series A Preferred Stock”) in accordance with the terms of the Merger Agreement, and (d) each then-outstanding option to purchase Star common stock or restricted stock units issued by Star will be converted into an option to purchase Hudson common stock or a restricted stock unit of Hudson, as applicable, which shall entitle the holder thereof to receive shares of Hudson common stock once such options are exercised or such restricted stock units are fully vested, as applicable, in each case in such amounts and on such terms as set forth in the Merger Agreement.

Under the Exchange Ratio formula in the Merger Agreement, upon the Closing, on a pro forma basis and based upon the number of shares of Hudson common stock expected to be issued in the Merger, pre-Merger Star stockholders will own approximately 21% of the combined company and the pre-Merger Hudson stockholders will own approximately 79% of the combined company.

In connection with the Merger, Hudson will call, give notice of and hold a meeting of the holders of Hudson common stock (the “Hudson Stockholder Meeting”) to seek the approval of its stockholders of the issuance of shares of common stock of Hudson, which will represent more than 5% of the shares of Hudson common stock outstanding as of immediately prior to the Merger, to stockholders of Star, in accordance with the terms of the Merger Agreement and pursuant to Nasdaq Listing Rules 5635(a) (the “Issuance Proposal”). In addition, at the Hudson Stockholder Meeting, Hudson will seek the approval of its stockholders to, among other things, (1) elect four directors to hold office until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, (2) approve, by advisory vote, the compensation of Hudson’s named executive officers, (3) ratify the appointment of

Wolf & Company, P.C. as Hudson’s independent registered public accounting firm to audit the Hudson’s financial statements for the fiscal year ending December 31, 2025, (4) approve an amendment to the Hudson Global, Inc. 2009 Incentive Stock and Awards Plan to increase the aggregate number of shares of common stock issuable under the Hudson Global, Inc. 2009 Incentive Stock and Awards Plan, and (5) approve the adjournment of the Hudson Annual Meeting to solicit additional proxies if a quorum is not present or if there are not sufficient votes cast at the Hudson Annual Meeting to approve the Issuance Proposal or to ensure that any supplemental or amended disclosure is timely provided to Hudson stockholders.

Each of Hudson and Star has agreed to customary representations and warranties in the Merger Agreement for a transaction of this nature. In addition, each of Star and Hudson agreed to be bound by certain customary covenants for a transaction of this nature, including, among others, (1) covenants with respect to each party’s obligation to hold a meeting of its stockholders and obtain the requisite approval of its stockholders, (2) covenants with respect to non-solicitation of alternative acquisition proposals, (3) covenants with respect to the operation and conduct of their respective businesses during the period between the date of signing the Merger Agreement and the Closing, (4) with respect to Star, covenants related to each arrangement between Star and any of its subsidiaries and any professional employer organization, in each case, to the extent requested by Hudson prior to the Closing, (5) with respect to Hudson, covenants related to maintaining the existing listing of the Hudson common stock on Nasdaq and causing the shares of Hudson common stock to be issued in connection with the Merger to be approved for listing on Nasdaq prior to the Closing, (6) covenants related to the delisting and deregistration of shares of Star capital stock from Nasdaq following the Closing, (7) with respect to Hudson, covenants related to the filing by Hudson of a certificate of designations for the creation of the Hudson Series A Preferred Stock that shall become issuable to holders of Star preferred stock at the Closing (the “Certificate of Designations”) and (8) covenants related to the filing with the U.S. Securities and Exchange Commission (the “SEC”) and causing to become effective a registration statement to register the shares of Hudson common stock to be issued in connection with the Merger (the “Registration Statement”), including a joint proxy statement/prospectus of Star and Hudson (the “Proxy Statement/Prospectus”), which will form a part thereof.

Subject to certain customary exceptions for covenants that, pursuant to their terms, are to be performed in whole or in part following the Closing, the representations, warranties and covenants of the parties set forth in the Merger Agreement will terminate at the Closing.

Consummation of the Merger is subject to certain closing conditions, including, among other things, (1) approval by Hudson stockholders of the Issuance Proposal, (2) approval by the requisite Star stockholders of the adoption and approval of the Merger Agreement and the transactions contemplated thereby (the “Star Stockholder Matters”), (3) Nasdaq’s approval of the listing of the shares of Hudson common stock and preferred stock to be issued in connection with the Merger, (4) the effectiveness of the Certificate of Designations and (5) the effectiveness of the Registration Statement. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including, among other things, regarding (1) the accuracy of the representations and warranties of the other party, (2) the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the Closing and (3) the execution and delivery of certain ancillary documents at or prior to the Closing.

The Merger Agreement contains certain termination rights of each of Hudson and Star. Upon termination of the Merger Agreement under specified circumstances (which mutually apply to each of Hudson and Star), Hudson may be required to pay Star a termination fee of $250,000 and/or reimburse Star’s expenses up to a maximum of $250,000, and Star may be required to pay Hudson a termination fee of $250,000 and/or reimburse Hudson’s expenses up to a maximum of $250,000.

In addition, pursuant to the terms of the Merger Agreement, immediately after the Closing, the Hudson board of directors shall be expanded from four members to seven members and will include all current members of the Star and Hudson board of directors.

Support Agreements

Concurrently with the execution of the Merger Agreement, (i) each of the directors and three executive officers of Star (solely in their respective capacities as Star stockholders) have entered into support agreements with Hudson and Star that provide, among other things, that such stockholder will vote all of their shares of Star capital stock (including any shares of Star capital stock acquired following the date thereof and prior to the Closing) in favor of the Star Stockholder Matters and against (x) any action that would reasonably be expected impede or frustrate the Star Stockholder Matters or result in a breach of the Merger Agreement or the support agreement or (y) any proposal for an alternative transaction or any definitive agreement in respect of an alternative transaction (the “Star Support Agreements”) and (ii) each of the directors and one executive officer of Hudson have entered into support agreements with Hudson and Star that provide, among other things, that such stockholder will vote all of their shares of Hudson voting capital stock (including any shares of Hudson voting capital stock acquired following the date thereof and prior to the Closing) in favor of the Issuance Proposal and against (x) any action that would reasonably be expected impede or frustrate the Issuance Proposal or result in a breach of the Merger Agreement or the support agreement or (y) any proposal for an alternative transaction or any definitive agreement in respect of an alternative transaction (the “Hudson Support Agreements,” and, together with the Star Support Agreements, the “Support Agreements”). The Support Agreements shall terminate upon the earlier of (i) the effective time of the Merger, (ii) the time the Merger Agreement is validly terminated or (iii) the termination of the Support Agreement upon the mutual written agreement of Hudson, Star and the applicable stockholder. The Support Agreements contain customary lock-up restrictions binding on the applicable stockholder that will remain in effect during the period prior to the Closing.

The preceding summaries of the Merger Agreement and the Support Agreements do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the form of Star Support Agreement and the form of Hudson Support Agreement, which are filed as Exhibits 2.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Star or Hudson or to modify or supplement any factual disclosures about Star or Hudson in their respective public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Star, Hudson and Merger Sub made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of Star, Hudson, or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Item 7.01.	Regulation FD Disclosure.

On May 21, 2025, Hudson and Star issued a joint press release announcing the execution of the Merger Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

Furnished as Exhibit 99.2 hereto and incorporated herein by reference is the investor presentation that will be used by Hudson and Star in connection with the Merger.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of Closing; the expected executive officers and directors of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the executive and board structure of the combined company; and other statements that are not historical fact. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Hudson, Star, or the proposed transaction will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Hudson’s control. Hudson’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Hudson and Star to consummate the proposed Merger; (iii) risks related to Hudson’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) risks related to the market price of Hudson’s common stock relative to the value suggested by the exchange ratio; (vi) unexpected costs, charges or expenses resulting from the transaction; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (viii) risks related to the inability of the combined company to success operate as a combined business; and (ix) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Hudson’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC, and in other filings that Hudson makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement/Prospectus described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Hudson expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Hudson or Star.

Participants in the Solicitation

Hudson, Star, and their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies from Hudson’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Hudson is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 14, 2025, and in subsequent documents filed with the SEC. Information about Star’s directors and officers is available in Part III of Star’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 21, 2025, and in subsequent documents filed with the SEC. Additional information will be made available to you regarding the persons who may be deemed participants in the proxy solicitations and their direct and indirect interests (by security holdings or otherwise) in the Merger and related transactions in a registration statement on Form S-4 (the “Form S-4”) that will contain the Proxy Statement/Prospectus, and other relevant materials, each that will be filed with the SEC and disseminated to stockholders when they become available. Instructions on how to obtain free copies of this document and, when available, the Form S-4 and Proxy Statement/Prospectus, are set forth below in the section headed “Additional Information and Where to Find It”.

This Current Report on Form 8-K and the exhibits filed or furnished herewith relate to the proposed merger transaction involving Hudson and Star and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Hudson will file the Form S-4 and Proxy Statement/Prospectus. This Current Report on Form 8-K is not a substitute for the Form S-4, the Proxy Statement/Prospectus or for any other document that Hudson may file with the SEC and or send to its stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF HUDSON ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HUDSON, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith do not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement/Prospectus and other documents filed by Hudson with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Hudson with the SEC will also be available free of charge on Hudson’s website at www.hudsonrpo.com. You may obtain free copies of this document as described above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of May 21, 2025, by and among Hudson Global, Inc., HSON Merger Sub, Inc. and Star Equity Holdings, Inc.

10.1	Form of Star Support Agreement

10.2	Form of Hudson Support Agreement

99.1	Joint Press Release, issued on May 21, 2025

99.2	Investor Presentation, dated May 21, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: May 21, 2025	By:	/s/ Matthew K. Diamond
	Name:	Matthew K. Diamond
	Title:	Chief Financial Officer